UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, OH 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 3, 2022, the Compensation Committee of the Board of Directors of The Davey Tree Expert Company (the “Company”) approved the amendment of the Company’s Management Incentive Compensation Plan (the “Plan”). The Plan provides for incentive awards to senior and operations management based on annual corporate performance. The Plan allows for an award pool to participants based on corporate operating performance achieved for a given year, with awards granted each year based on targets recommended by the CEO and Compensation Committee and approved by the Board of Directors. The Plan also provides for additional discretionary awards, at the CEO’s request and subject to approval by the Board of Directors. Regardless of the performance achieved, the award pool cannot exceed 15% of the Company’s operating profit dollars, unless authorized by the Board of Directors.
Prior to the amendment to the Plan, the Company had nine target tiers ranging from 25% to 85% of participant’s total annual base salary. Under the terms of the amendment, the Company added two additional target tiers for new participants under the Plan, expanding the range of target tiers to 10% to 85% of a participant’s total annual base salary.
Retirement of Executive Vice President, U.S. Residential Operations
Mr. James F. Stief, Executive Vice President, U.S. Residential Operations notified the Company on March 4, 2022 that he has elected to retire effective on or about April 29, 2022. Mr. Stief was elected Executive Vice President, U.S. Residential Operations in February 2012.
Appointment of Executive Vice President, U.S. Residential Operations
Mr. Joseph E. Day, currently Vice President and General Manager, Western Operations, U.S. Residential/Commercial Services, will succeed Mr. Stief as Executive Vice President, U.S. Residential Operations upon the retirement of Mr. Stief in April 2022.
Mr. Day, age 62, was elected Vice President and General Manager, Western Operations, U.S. Residential/Commercial Services in January 2014, having previously served as Vice President, Western Operations, Residential/Commercial Services since January 2010. Prior to that time, Mr. Day served in various capacities at the Company, including Operations Manager and District Manager.
Mr. Day was not selected as Executive Vice President, U.S. Residential Operations pursuant to any arrangement or understanding with any other person, and he has no reportable transactions under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Management Incentive Compensation Plan, as last amended as of March 4, 2022.
104	Cover Page Interactive Data File
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY
By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary
Date: March 9, 2022